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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 8, 2003



                             BERKSHIRE BANCORP INC.
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)

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


       DELAWARE                               01-13649                 94-2563513
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(State or other jurisdiction                (Commission               I.R.S.Employer
of incorporation)                           File Number)              Identification No.

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160 Broadway, New York, New York                                         10038
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 791-5362
                                                    --------------


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(Former name or former address, if changed since last report)

























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Item 9.   Regulation FD Disclosure

         The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" pursuant to the interim guidance of the Securities and Exchange Commission contained in its Release no. 33-8216 and 34-47583.

         On May 8, 2003 Berkshire Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.





































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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BEKSHIRE BANCORP INC.
                                            (Registrant)



                                           By: /s/ Steven Rosenberg
                                              ------------------------------
                                                   Steven Rosenberg
                                                   President


Date: May 9, 2003








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                                  EXHIBIT INDEX



Exhibit No.        Description of Document
-----------        -----------------------

99.1 Press Release of Berkshire Bancorp Inc. dated May 8, 2003 announcing financial results for the quarter ended March 31, 2003.